UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2009

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Insight Management Corporation

(Exact name of registrant as specified in its charter)

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Florida	333-148697	20-8715508
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1130 E. Clark Ave. Ste. 150-286 Orcutt, CA 93455
(Address of principal executive offices)

(866) 787-3588
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On December 9, 2009, the Board of Directors of Insight Management Corporation approved of the measure to present to the shareholders the amended and restated articles of incorporation and the bylaws in their entirety, as well as, authorizing 10,000,000 of preferred stock, par value $0.01.

On December 11, 2009, at a special shareholders meeting, where notice was properly waived, a super majority of the shareholders approved the restatement and amendment of the articles of incorporation, which included the authorizing of 10,000,000 preferred shares, $0.01 par value. The shareholders also approved the bylaws revision as presented by the board.

The amended and restated articles of incorporation and bylaws, as adopted, became effective immediately upon approval.

A copy of the amended and restated articles of incorporation and bylaws is attached as Exhibit 3.1 and 3.2 respectively hereto and incorporated by reference herein.

Item 9.01

Financial Statements, Pro Forma Financial Information and Exhibits.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
3.1	Articles of Incorporation of Insight Management, as amended and restated
3.2	Bylaws of Insight Management, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2009	INSIGHT MANAGEMENT CORPORATION

	By	/s/ JENNIFER RAPACKI
Jennifer Rapacki
Chief Executive Officer
(Principal Executive Officer)

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